Terry Amisano Ltd.                                                Amisano Hanson
Kevin Hanson, CA, CPA (Nevada)                        Chartered  Accountants and
                                                   Certified  Public  Accountant



                                  EXHIBIT 23.5

                           AMISANO HANSON CONSENT FORM


                        CONSENT OF INDEPENDENT ACCOUNTANT
                        ---------------------------------

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated January 26, 2004, relating to the financial statements of Netco Investments Inc., as of December 31, 2003.


/s/  Amisano Hanson
-------------------------
Amisano Hanson


Vancouver, Canada
March 9, 2004                                          Chartered Accountants and
                                            Certified Public Accountant (Nevada)





750 WEST PENDER STREET, SUITE 604                  TELEPHONE:  604-689-0188
VANCOUVER CANADA                                   FACSIMILE:  604-689-9773
V6C 2T7                                          E-MAIL:  amishan@telus.net



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